Provisions and Other Non-Current Liabilities - Summary of Provisions and Other Non-Current Liabilities (Detail) - USD ($) $ in Millions	Jun. 30, 2019	Jan. 01, 2019	Dec. 31, 2018
Disclosure of other provisions [abstract]
Net defined benefit plan obligations	$ 655		$ 708
Deferred compensation and employee incentives	140		128
Provisions	115		128
Uncertain tax positions	230		223
Other non-current liabilities	38		81
Total provisions and other non-current liabilities	$ 1,178	$ 1,254	$ 1,268